    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 8, 1997.


                                                      REGISTRATION NO. 333-30593
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                AMENDMENT NO. 1
                                       TO
                                    FORM S-8
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                             ---------------------
                             ROADHOUSE GRILL, INC.
             (Exact name of registrant as specified in its charter)

                   FLORIDA                                        65-0367604
       (State or other jurisdiction of             (I.R.S. Employer Identification Number)
        incorporation or organization)

                        6600 N. ANDREWS AVE., SUITE 160
                         FORT LAUDERDALE, FLORIDA 33309
              (Address of Principal Executive Offices) (Zip Code)
                             ---------------------
                  AMENDED AND RESTATED 1994 STOCK OPTION PLAN
                                      AND

                   CHIEF EXECUTIVE OFFICER STOCK OPTION PLAN

                            (Full title of the plan)

                                DENNIS C. JONES


                            CHIEF FINANCIAL OFFICER

                             ROADHOUSE GRILL, INC.
                        6600 N. ANDREWS AVE., SUITE 160
                         FORT LAUDERDALE, FLORIDA 33309
                                 (954) 489-9699
  (Name and address, including zip code, and telephone number, including area code, of agent for service)
                             ---------------------
                                    COPY TO:
                                   DAN BUSBEE
                           LOCKE PURNELL RAIN HARRELL
                          (A PROFESSIONAL CORPORATION)
                                2200 ROSS AVENUE
                                   SUITE 2200
                              DALLAS, TEXAS 75201
                                 (214) 740-8000

                        CALCULATION OF REGISTRATION FEE


===================================================================================================================
                                                         PROPOSED MAXIMUM    PROPOSED MAXIMUM
      TITLE OF SECURITIES             AMOUNT TO BE      OFFERING PRICE PER  AGGREGATE OFFERING       AMOUNT OF
        TO BE REGISTERED               REGISTERED            SHARE(1)            PRICE(1)       REGISTRATION FEE(1)
-------------------------------------------------------------------------------------------------------------------
Common Stock, $.03 par value       316,666 shares(2)           $5.50            $1,741,663             $530
===================================================================================================================



(1) Estimated solely for the purpose of calculating the registration fee. This fee was calculated pursuant to Rule 457(c) and (h) under the Securities Act of 1933, as amended, on the basis of the average of the high and low prices for the Common Stock of the Company reported on the Nasdaq -- National Market System on August 6, 1997.


(2) Amount does not include 516,666 shares registered by the Company on July 2, 1997. The total number of option shares registered by the Company following the filing of this Amendment No. 1 will be 833,332 shares.


     In addition, pursuant to Rule 416 under the Securities Act of 1933, as amended, this Registration Statement also covers shares of Common Stock of the Company issuable to prevent dilution resulting from stock splits, stock dividends or similar transactions.

================================================================================

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(A) PROSPECTUS

     The information specified by Item 1 and Item 2 of Part I of Form S-8 is omitted from this filing in accordance with provisions of Rule 428 under the Securities Act of 1933 (the "Securities Act") and the introductory Note to Part I of Form S-8. The documents containing the information specified in Part I will be sent or given to employees as specified by Rule 428(b)(1).

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE.

     The documents set forth below are incorporated by reference in this Registration Statement. All documents subsequently filed by Roadhouse Grill, Inc. (the "Company") pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"), prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be part hereof commencing on the respective dates on which such documents are filed. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

     (1) Annual Report on 10-K for the year ended December 29, 1996.

     (2) Quarterly Report on Form 10-Q for the quarter ended March 30, 1997.

     (3) All other reports filed or to be filed pursuant to Section 13(a) or 15(d) of the Exchange Act.

     (4) The description of the Common Stock, par value $.03 per share (the "Common Stock"), contained in the Company's Registration Statement on Form S-1 dated September 26, 1996, as amended (Registration No. 333-12751) filed pursuant to Section 12 of the Exchange Act, and all amendments thereto and reports which have been filed for the purpose of updating such description (see, in particular, Amendment No. 1, filed with the Commission on October 26, 1996).

     (5) Roadhouse Grill Amended and Restated 1994 Stock Option Plan.

ITEM 4. DESCRIPTION OF SECURITIES.

     Not Applicable.

ITEM 5. INTERESTS OF NAMED EXPERTS AND COUNSEL.

     Not Applicable.

ITEM 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     Section 607.0850 of the Florida Business Corporation Act permits, and, in certain cases, requires, a corporation to indemnify certain persons, including officers and directors and former officers and directors, and to purchase insurance with respect to liability arising out of their capacity or status as officers and directors. Such law provides further that the indemnification permitted thereunder will not be deemed exclusive of any other rights to which officers and directors may be entitled under the corporation's articles of incorporation, bylaws, any agreement or otherwise. In addition, Section 607.0831 of the Florida Business Corporation Act presently limits the personal liability of a director for monetary damages, except where the director (i) breaches his or her fiduciary duties and (ii) such breach constitutes or includes certain unlawful distributions or certain other reckless, wanton or willful acts or misconduct.

     Paragraph 10 of the Company's Articles of Incorporation and Article IX of the Company's Bylaws provide that the Company, to the fullest extent permitted by the Florida Business Corporation Act, shall indemnify any person made, or threatened to be made, a party to any action or suit because he or she was or is a director or officer of the Company or was serving at the request of the Company as a director or officer of another corporation. Paragraph 10 of the Company's Articles of Incorporation and Article IX of the

Company's Bylaws, which will be filed as Exhibits 3.1 and 3.2, respectively, to this Registration Statement, will be incorporated herein by reference.

     The Company intends to maintain liability insurance for the benefit of its directors and officers.

ITEM 7. EXEMPTION FROM REGISTRATION CLAIMED.

     Not Applicable.

ITEM 8. EXHIBITS.


         *4.1            -- Specimen of Certificate of Common Stock of the Company
                            (incorporated by reference to Exhibit 4.1 to the
                            Company's Registration Statement on Form S-1, dated
                            September 26, 1996).
         *4.2            -- Articles of Incorporation of the Company, as amended
                            (incorporated by reference to Exhibit 3.1 to Amendment
                            No. 3 to the Company's Registration Statement on Form
                            S-1, dated November 15, 1996).
         *4.3            -- Bylaws of the Company (incorporated by reference to
                            Exhibit 3.2 to the Company's Registration Statement on
                            Form S-1, dated September 26, 1996).
         *4.4            -- Amended and Restated 1994 Stock Option Plan (incorporated by reference to Exhibit 3.1 to Exhibit 10.37 to Amendment
                            No. 3 to the Company's Registration Statement on Form
                            S-1, dated November 15, 1996).
          4.5            -- Stock Option Agreement, dated February 10, 1994, between the Company and J. David Toole III (incorporated by
                            reference to Exhibit 10.22 to the Company's Registration
                            Statement on Form S-1, dated September 26, 1996).
          4.6            -- Stock Option Agreement, dated October 1, 1994, between
                            the Company and J. David Toole III (incorporated by
                            reference to Exhibit 10.42 to Amendment No. 3 to the
                            Company's Registration Statement on Form S-1, dated
                            November 15, 1996).
          4.7            -- Stock Option Agreement, dated October 24, 1996, between the Company and J. David Toole III (incorporated by
                            reference to Exhibit 10.41 to Amendment No. 3 to the
                            Company's Registration Statement on Form S-1, dated
                            November 15, 1996).
         *5.1            -- Opinion of Locke Purnell Rain Harrell (A Professional
                            Corporation).
         23.1            -- Consent of KPMG Peat Marwick L.L.P., Independent
                            Accountants.
         23.2            -- Consent of Coopers & Lybrand L.L.P.
        *23.4            -- Consent of Locke Purnell Rain Harrell (A Professional
                            Corporation) (included in its opinion filed as Exhibit
                            5.1).


---------------

* Previously filed

ITEM 9. UNDERTAKINGS.

     The Company herein undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

             (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

             (ii) To reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement;

             (iii) To include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in the Registration Statement;

        provided, however, that paragraphs (1)(i) and (1)(ii) do not apply if the registration statement is on Form S-3, Form S-8 or Form F-3, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Securities and Exchange Commission by the Company pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the Registration Statement.

          (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

          (4) That, for purposes of determining any liability under the Securities Act, each filing of the Company's annual report pursuant to
     Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (5) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fort Lauderdale, State of Florida on August 8, 1997.


                                            ROADHOUSE GRILL, INC.

                                            By:     /s/ DENNIS C. JONES
                                              ----------------------------------
                                                       Dennis C. Jones
                                                 Chief Financial Officer and
                                                      Assistant Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


                      SIGNATURE                                    TITLE                     DATE
                      ---------                                    -----                     ----

                 /s/ DENNIS C. JONES                   Chief Financial Officer and       August 8, 1997
-----------------------------------------------------  Assistant Secretary (Principal
                   Dennis C. Jones                     Financial Officer and
                                                       Principal Accounting Officer)

                          *                            Director                          August 8, 1997
-----------------------------------------------------
                      K. P. Tan

                          *                            Director                          August 8, 1997
-----------------------------------------------------
                   Philip Friedman

                          *                            Director                          August 8, 1997
-----------------------------------------------------
                    Philip Ratner

                          *                            Director                          August 8, 1997
-----------------------------------------------------
                     Ayman Sabi


---------------


*By:       /s/ DENNIS C. JONES

     -----------------------------------

               Dennis C. Jones


              Attorney-in-fact

                               INDEX TO EXHIBITS


        EXHIBIT
         NUMBER                                    EXHIBIT
        -------                                    -------
        *4.1             -- Specimen of Certificate of Common Stock of the Company
                            (incorporated by reference to Exhibit 4.1 to the
                            Company's Registration Statement on Form S-1, dated
                            September 26, 1996.
        *4.2             -- Articles of Incorporation of the Company, as amended
                            (incorporated by reference to Exhibit 3.1 to Amendment
                            No. 3 to the Company's Registration Statement on Form
                            S-1, dated November 15, 1996.
        *4.3             -- Bylaws of the Company (incorporated by reference to
                            Exhibit 3.2 to the Company's Registration Statement on
                            Form S-1, dated September 26, 1996.
        *4.4             -- Amended and Restated 1994 Stock Option Plan (incorporated by reference to Exhibit 3.1 to Exhibit 10.37 to Amendment
                            No. 3 to the Company's Registration Statement on Form
                            S-1, dated November 15, 1996.
         4.5             -- Stock Option Agreement, dated February 10, 1994, between the Company and J. David Toole III (incorporated by
                            reference to Exhibit 10.22 to the Company's Registration
                            Statement on Form S-1, dated September 26, 1996).
         4.6             -- Stock Option Agreement, dated October 1, 1994, between
                            the Company and J. David Toole III (incorporated by
                            reference to Exhibit 10.42 to Amendment No. 3 to the
                            Company's Registration Statement on Form S-1, dated
                            November 15, 1996).
         4.7             -- Stock Option Agreement, dated October 24, 1996, between the Company and J. David Toole III (incorporated by
                            reference to Exhibit 10.41 to Amendment No. 3 to the
                            Company's Registration Statement on Form S-1, dated
                            November 15, 1996).
        *5.1             -- Opinion of Locke Purnell Rain Harrell (A Professional
                            Corporation).
        23.1             -- Consent of KPMG Peat Marwick L.L.P., Independent
                            Accountants.
        23.2             -- Consent of Coopers & Lybrand L.L.P.
       *23.4             -- Consent of Locke Purnell Rain Harrell (A Professional
                            Corporation) (included in its opinion filed as Exhibit
                            5.1).


---------------

* Previously filed